497(e)
                                                                      333-103202

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AXA Equitable Life Insurance Company
SUPPLEMENT DATED DECEMBER 30, 2005 TO THE MAY 1, 2005 PROSPECTUS FOR:
SURVIVORSHIP INCENTIVE LIFE(SM) '02
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This supplement modifies certain information in the above-referenced Prospectus,
Supplements to Prospectus and Statement of Additional Information dated May 1, 2005, as previously supplemented to date (together the "Prospectus"). Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms and section headings we use in this supplement have the same meaning as in the Prospectus. You should keep this supplement with your Prospectus.

1. The Waiver of Surrender Charge Upon Tax Law Change Rider, referenced in "More information about policy features and benefits" under "Other benefits you can add by rider," will not be available for policies issued on or after February 1, 2006. All references to this rider throughout the Prospectus should be disregarded.

2. Effective February 1, 2006, the option to split upon divorce rider will be made available for eligible policies at no additional charge subject to state availability. References to this rider in "Risk/benefit summary:
     Charges and expenses you will pay" under "Tables of policy charges," should be disregarded.

3. In "Risk/benefit summary: Charges and expenses you will pay," the following should be read in conjunction with the description of the "Administrative charge":

          Subject to our rules, we currently, on a non-guaranteed basis, reduce the per $1,000 administrative charge in Policy Years 6-10 for policies that have current face amounts of $25 million or above.



























              Copyright 2005 AXA Equitable Life Insurance Company
                              All rights reserved

EVM-428 (12/05)                                            Cat #135854 (12/05)
SIL '02-New Biz                                                         x01195